                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                         Date of Report: June 28, 1996
                       (Date of earliest event reported)


                         CMC SECURITIES CORPORATION II
            (Exact name of Registrant as specified in its charter)



          Delaware                      33-68930                 75-2473215
  (State of Incorporation)        (Commission File No.)       (I.R.S. Employer
                                                             Identification No.)

         2711 N. Haskell Avenue
               Suite 1000
              Dallas, Texas                                        75204
(Address of Principal executive offices)                        (Zip Code)



      Registrant's Telephone Number, Including Area Code: (214) 874-2500

Item 2.   Acquisition or Disposition of Assets.
          ------------------------------------


     Reference is hereby made to the Registrant's Registration Statement on Form S-11 (File No. 33-68930) filed with the Securities and Exchange Commission (the "Commission") on September 16, 1993, as amended by Amendment No. 1 thereto filed with the Commission on September 21, 1993, as further amended by Post Effective Amendment No. 1 thereto filed with the Commission on September 23, 1993 and as further amended by Post Effective Amendment No. 2 on Form S-3 thereto, filed with the Commission on December 7, 1995 (collectively, the "Registration Statement"), pursuant to which the Registrant registered $2,000,000,000 aggregate principal amount of its pass-through certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended (the "Act"). Reference is also hereby made to the Prospectus dated June 26, 1996 and the related Prospectus Supplement, dated June 26, 1996 (collectively, the "Prospectus"), which were filed with the Commission on June 27, 1996 pursuant to Rule 424(b)(5), with respect to the Registrant's REMIC Pass-Through Certificates, Series 1996-B, consisting of Class A1, Class A2 and Class R Certificates (collectively, the "Certificates"). The Certificates evidence, in the aggregate, the entire beneficial ownership interest in a trust fund (the "Trust Fund"), the assets of which consist primarily of mortgage pass-through certificates (the "Underlying Certificates"), of which the Registrant is the Sponsor, evidencing interests in pools of adjustable rate mortgage loans secured by one- to four- family residential properties.

     The Underlying Certificates were created pursuant to the terms of an Amended and Restated Pooling and Administration Agreement, dated as of October 1, 1993, as amended and supplemented to the date hereof (the "Amended and Restated Pooling and Administration Agreement") by and among the Registrant, as successor sponsor to Capstead Capital Corporation, Capstead Mortgage Corporation, as administrator, and Texas Commerce Bank National Association, as trustee. A copy of the Amended and Restated Pooling and Administration Agreement is attached hereto as Exhibit 10.1. The Certificates were created
                                ------------
pursuant to the terms of a Pooling Agreement, dated as of June 1, 1996 (the "Pooling Agreement"), by and between the Registrant and Texas Commerce Bank
National Association, as trustee.   A copy of the Pooling Agreement
is attached hereto as Exhibit 10.2.
                      ------------

     The Registrant is filing this Current Report on Form 8-K to report the offering and sale by the Registrant of the Certificates on June 28, 1996 for an aggregate net proceeds amount of $213,112,994.78. The Certificates were sold to Lehman Brothers Inc. (the "Underwriter") pursuant to the terms of an underwriting agreement dated as of June 26, 1996, as supplemented by a terms agreement of even date therewith (collectively, the "Underwriting Agreement") between the Registrant, Capstead Inc. and the Underwriter. A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1. The Underlying
                                             -----------
Certificates were acquired for a purchase price of $213,112,994.78, funded from the aggregate net proceeds amount of the sale of the Certificates.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

     (c)  Exhibits

          Exhibit No.    Description
          -----------    -----------

                 1.1 Underwriting Agreement, dated as of June 26, 1996, between the Registrant, Capstead Inc. and the Underwriter

                 10.1A Amended and Restated Pooling and Administration Agreement, dated as of October 1, 1993, by and among the Registrant, as successor sponsor to Capstead Capital Corporation, Capstead Mortgage Corporation, as administrator, and Texas Commerce Bank National Association, as trustee

                 10.1B Supplement No. 1 to Amended and Restated Pooling and Administration Agreement

                 10.1C Supplement No. 2 to Amended and Restated Pooling and Administration Agreement

                 10.1D Supplement No. 3 to Amended and Restated Pooling and Administration Agreement

                 10.1E Amendment No. 1 to Amended and Restated Pooling and Administration Agreement

                 10.1F Amendment No. 2 to Amended and Restated Pooling and Administration Agreement

                 10.1G Amendment No. 3 to Amended and Restated Pooling and Administration Agreement

                 10.2 Pooling Agreement, dated as of June 1, 1996, by and between the Registrant and Texas Commerce Bank National Association, as trustee

                                  Signatures
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                         CMC SECURITIES CORPORATION II



July 11, 1996            By: /s/ Julie Moore
                            -----------------------------------------------
                         Julie Moore
                         Senior Vice President - Asset and Liability Management